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                                                                Exhibit 23.10


                        CONSENT OF ARTHUR ANDERSEN LLP


        As independent public accountants, we hereby consent to the use of our report dated February 8, 1996 included herein and to all references to our Firm included in this Registration Statement.


                                        /s/ Arthur Andersen LLP
                                        -----------------------
                                            ARTHUR ANDERSEN LLP


Oakland, California,
March 12, 1997